UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ALTAIR ENGINEERING INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
ALTAIR ENGINEERING INC 2024 Annual Meeting Vote by May 15, 2024 11:59 PM ET

ALTAIR ENGINEERING INC 1820 EAST BIG BEAVER ROAD TROY, MICHIGAN 48083

V36312-P07209

You invested in ALTAIR ENGINEERING INC and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 16, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 2, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors (each for Class I to serve until the 2027 Annual Meeting of Stockholders).
Nominees:

1a.	Mary Boyce	For

1b.	Jim F. Anderson	For

2.	To vote, on an advisory basis, on the compensation of the Company’s named executive officers.	For

3.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

You may attend the Annual Meeting via the Internet and vote online at www.virtualshareholdermeeting.com/ALTR2024

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

                                V36313-P07209